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                                                               Exhibit 10 (liii)



                       THE NORTH AMERICAN COAL CORPORATION
                           VALUE APPRECIATION PLAN FOR
                               YEARS 2000 TO 2009


1.       PURPOSE OF THE PLAN
         -------------------

         The purpose of this Value Appreciation Plan ("VAP" or the "Plan") is to further the long-term profits and growth of The North American Coal Corporation (the "Company") by offering long-term incentive to those officers and key management employees of the Company and its Subsidiaries who will be in a position to make significant contributions to such profits or growth. This incentive is in addition to annual compensation and is intended to reflect growth in the value of the Company.

2.       DEFINITIONS
         -----------

         (a) "Award" means an award of a VAP Amount under the provisions of the Plan.

         (b) "Committee" shall mean the Nominating, Organization and Compensation Committee of the Company's Board of Directors appointed to administer the Plan in accordance with Section 3.

         (c) "Current Projects" shall mean the Company's existing projects, such as Coteau, Falkirk, Sabine, Red River Mining, Mississippi Lignite Mining, San Miguel, Florida Dragline Operations, and interest income from notes receivable.

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THE NORTH AMERICAN COAL CORPORATION
VALUE APPRECIATION PLAN


         (d) "New Projects" shall mean any new mining activities or projects, such as the Dos Republicas Project, the Jayamkondam Project (India), Guney Ege Enerji Project (Turkey), expansions at current operations, and other new projects and activities.

         (e) "Plan Term" shall mean the ten (10) year period from January 1, 2000 through December 31, 2009.

         (f) "Salary Grade" shall mean the salary grade assigned to a Plan Participant by the Company.

         (g) "Subsidiary" shall mean any corporation, partnership or other entity the majority of the outstanding voting securities of which is owned, directly or indirectly, by the Company.

         (h) "Value Appreciation" shall mean an amount equal to after-tax net income less a capital charge which is ten percent (10%) of the book value of the entity.

         (i) "VAP Amount" shall mean a Plan Participant's VAP Target Amount times a VAP Multiplier, as determined in accordance with
                  Section 8.

         (j) "VAP Goals for Current Projects" shall mean the expected Value Appreciation for the Company and its Subsidiaries over the Plan Term as determined by the Committee.


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THE NORTH AMERICAN COAL CORPORATION
VALUE APPRECIATION PLAN


         (k) "VAP Goal for New Projects" shall be the cumulative amount of Value Appreciation to be obtained over the Plan Term from New Projects, as determined by the Committee.

         (l) "VAP Multiplier" shall mean a factor based on VAP Ratio as further described herein.

         (m) "VAP Percentage" shall mean a percentage of the Plan Participant's salary range midpoint, and shall be determined for each Plan Participant by the Committee.

         (n) "VAP Ratio" shall mean a factor determined based on actual performance versus VAP Goals as further described herein.

         (o) "VAP Target Amount" shall mean (i) a dollar amount equal to the VAP Percentage for a Plan Participant's Salary Grade times the Plan Participant's salary range midpoint or (ii) such amount as otherwise determined by the Committee.

         (p) "VAP Targets for New Projects" shall mean those targets calculated based on the expected capital investment and income projections that are used, in good faith as realistic best estimates, to obtain Management approval of the New Project.


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THE NORTH AMERICAN COAL CORPORATION
VALUE APPRECIATION PLAN FOR

3.       ADMINISTRATION
         --------------

         This Plan shall be administered by the Committee. The Committee shall have complete authority to interpret all provisions of this Plan consistent with law, to prescribe the form of any instrument evidencing any Award granted under this Plan, to adopt, amend and rescind general and special rules and regulations for its administration, and to make all other determinations necessary or advisable for the administration of the Plan.

4.       ELIGIBILITY
         -----------

         Any salaried employee of the Company or any Subsidiary (including any Subsidiary acquired after adoption of this Plan) generally at a Salary Grade no lower than 16, who in the judgment of the Committee occupies an officer or other key management position in which his efforts may significantly contribute to the profits or growth of the Company or Subsidiary may receive an Award under this Plan. Directors of the Company or any Subsidiary who are not employees of the Company or any Subsidiary are not eligible to participate in this Plan.
Any person receiving an Award shall be referred to as a "Participant."

5.       VAP AMOUNTS
         -----------

         5.1 AWARDS. As to each Award under this Plan, the Committee shall determine and approve (a) the VAP Target Amount that may be awarded for each Salary Grade, (b) the employees to whom VAP Amounts are to be awarded and (c) the VAP Amount to be awarded to each individual employee. All Awards under this Plan shall be effective as of January 1 of the year determined by the Committee. Each


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THE NORTH AMERICAN COAL CORPORATION
VALUE APPRECIATION PLAN


Award shall vest and the amount represented thereby shall be payable upon the terms and conditions set forth in Section 5.2.

         5.2 VESTING; PAYMENT OF VAP AMOUNTS.

             (a) Each Participant's interest in his VAP Account under this Plan shall vest at the rate of 20 percent for each year following the effective date of the Participant's initial Award under this Plan during which the Participant remains in the continuous employ of the Company or a Subsidiary; provided, however, a Participant's interest in his VAP Account shall vest 100 percent in the event (x) of such Participant's death or permanent disability,
(y) such Participant remains in the continuous employ of the Company or a Subsidiary through December 31, 2009, or (z) of such Participant's retirement from his employment with the Company or Subsidiary. All payments under this Plan shall be approved by the Committee. Subject to the provisions of Section 5.2(f), the vested amounts in a Participant's VAP Account, including any Award for the year 2009, shall be payable as soon as practicable following approval thereof by the Committee following the earlier to occur of:

                      (i)   December 31, 2009,

                      (ii) the date of a Participant's termination of employment for death, permanent disability or retirement,

                      (iii) the date of a Participant's termination of
                            employment other than for death, disability or retirement, upon a determination by the Chief Executive Officer of the Company and the Committee that extraordinary circumstances exist which warrant such payment, or

                      (iv)  the termination of this Plan pursuant to Section 9.


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THE NORTH AMERICAN COAL CORPORATION
VALUE APPRECIATION PLAN

Notwithstanding the foregoing, the Committee may vest a Participant whose employment otherwise terminates in such amounts, up to 100 percent of his VAP Account, as the Committee may in its sole discretion determine.

             (b) In the event that all or any portion of a Participant's VAP Account does not vest pursuant to Section 5.2(a), the VAP Amount represented thereby shall terminate and be forfeited.

             (c) As soon as practicable following Committee approval following the payment dates specified in Sections 5.2(a) (i), (ii), (iii) and (iv), the Company shall deliver to the Participant or, if applicable, his heirs or designated beneficiaries, a check in full payment of the amount represented by the Participant's vested interest in his VAP Account.

             (d) The amounts payable under this Plan shall be calculated as of a valuation date determined by the Committee, and in the absence of such determination, shall be calculated based on the value of the VAP Account as of the December 31 coincident with or immediately preceding the date of payment.

             (e) There shall be deducted from each payment the amount of any tax required by any governmental authority to be withheld and paid by the Company or Subsidiary to such governmental authority for the account of the person entitled to such payment.

             (f) At any time a Participant may request in writing that the Committee permit the Participant to exercise and receive payment of an amount up to his then


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THE NORTH AMERICAN COAL CORPORATION
VALUE APPRECIATION PLAN

vested interest in his VAP Account if such funds are needed because of a financial hardship or unforeseen financial emergency; provided, however, that the amount withdrawn may not be more than the lesser of the amount necessary to satisfy the hardship or financial emergency or 40 percent of the total VAP Account.

         5.3 FORFEITURE OF VAP AMOUNTS. Notwithstanding anything to the contrary contained in this Plan, in the event a Participant shall intentionally commit an act materially adverse to the interests of the Company or a Subsidiary, and the Board of Directors of the Company or the Committee shall so find, his Award shall be deemed to have terminated at the time of such act and his interest in his VAP Account shall immediately be terminated and forfeited.

6.       ASSIGNABILITY
         -------------

         No Award to an employee under this Plan shall be transferable by him for any reason whatsoever; provided, however, that the right to the proceeds of an Award which are payable upon vesting pursuant to Section 5.2 may be transferred by will or the laws of descent and distribution.

7.       VAP ACCOUNTS
         ------------

         The Company shall maintain an account ("VAP Account") on its books and records in the name of each Participant to reflect the Participant's interest under this Plan. The VAP Account of each Participant shall be adjusted in accordance with the provisions of Section 8 hereof. Each Participant's VAP Account also shall be credited with earnings as determined in accordance with provisions of this Section 7 and shall be debited for any distributions made to the Participant from his VAP Account.



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THE NORTH AMERICAN COAL CORPORATION
VALUE APPRECIATION PLAN

         As of the end of each calendar year, each Participant's VAP Account shall be credited with an amount determined by multiplying the Participant's average VAP Account balance during such year by the average monthly rate during such year for 10-year U.S. Treasury Bonds.

         The Treasurer of the Company shall keep an accurate record of the amounts credited or debited to each Participant's VAP Account and, as of December 31 of each year, shall deliver to each Participant a written statement showing the credits and debits made during the year to this VAP Account and the accumulated balance thereof.

8.       CALCULATION OF VALUE APPRECIATION;
         ----------------------------------
         ADJUSTMENTS OF VAP AMOUNTS
         --------------------------

         Value Appreciation and all VAP Amounts to be credited to a Participant's VAP Account under this Plan shall be determined based on the actual performance of Current Projects and on the acquisition and actual performance of New Projects as hereinafter described. Following the acquisition of New Projects, the VAP Targets for New Projects shall be included in the VAP Goals for Current and New Projects.

         (a) Annual Value Appreciation of Current and New Projects

             As of December 31 of each year, the amount to be credited to a Participant's VAP Account based on the annual Value Appreciation of all Current and New Projects shall be determined as follows:

         VAP AMOUNT FOR ANNUAL VALUE APPRECIATION OF ALL CURRENT AND NEW PROJECTS = VAP MULTIPLIER X 30% X VAP TARGET AMOUNT

where




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THE NORTH AMERICAN COAL CORPORATION
VALUE APPRECIATION PLAN


         VAP MULTIPLIER = 4 X VAP RATIO - 3

where


         VAP RATIO = TOTAL ACTUAL ANNUAL VALUE APPRECIATION OF ALL CURRENT AND NEW PROJECTS
                     ----------------------------------------------------------------------
                           TOTAL ANNUAL VAP GOAL OF ALL CURRENT PROJECTS
                           (INCLUDING VAP TARGETS FOR NEW PROJECTS)

                  However, if the VAP Multiplier calculated above is less than 0, it shall be 0, and if greater than 2.00, it shall be 2.00. See Exhibit 1 hereto.

         (b) Cumulative Value Appreciation of Current and New Projects
As of December 31 of each year, the amount to be credited to a Participant's VAP Account based on the cumulative Value Appreciation of all Current and New Projects from the beginning of the Plan Term (or from the beginning of a Participant's participation in this Plan, in the case of a Participant whose initial Award is effective after January 1, 2000) shall be determined as follows:


         VAP AMOUNT FOR CUMULATIVE VALUE APPRECIATION OF ALL CURRENT AND NEW PROJECTS
         = VAP MULTIPLIER X 30% X VAP TARGET AMOUNT

where

         VAP MULTIPLIER = 4 X VAP RATIO - 3

where

         VAP RATIO = ACTUAL CUMULATIVE VALUE APPRECIATION OF ALL CURRENT AND NEW PROJECTS
                   CUMULATIVE VAP GOAL OF ALL CURRENT PROJECTS
                    (INCLUDING VAP TARGETS FOR NEW PROJECTS)

                  However, if the VAP Multiplier calculated above is less than 0, it shall be 0, and if greater than 2.00, it shall be 2.00. See Exhibit 1 hereto.
         (c) VAP Amounts for the Acquisition of New Projects

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THE NORTH AMERICAN COAL CORPORATION
VALUE APPRECIATION PLAN

             The acquisition of a New Project for purposes of this Plan shall be determined by the Committee. The amount to be credited to a Participant's VAP Account for the Acquisition of a New Project shall be determined as follows:

                           VAP AMOUNT FOR THE ACQUISITION OF NEW PROJECTS = VAP MULTIPLIER X 40% X VAP TARGET AMOUNT X 10

where

                           VAP MULTIPLIER = A
                                            -
                                            B

where

                           A = THE PRESENT VALUE OF THE EXPECTED CUMULATIVE
                               VALUE APPRECIATION OF ALL NEW PROJECTS FOR THE ACTUAL EXPECTED TERM(S) OF THE NEW PROJECT(S) BASED ON A DISCOUNT FACTOR OF 10%, AND

                           B = THE TOTAL VAP GOAL FOR NEW PROJECTS OVER THE
                               PLAN TERM AS DETERMINED BY THE COMMITTEE.

                  The expected cumulative Value Appreciation for each New Project shall be reviewed from time to time and the VAP Amount for the Acquisition of the New Projects shall be adjusted, as appropriate. Any earnings on such VAP Amount during the period between reviews shall not be adjusted.

         (d) Total VAP Amount for Current and New Projects

             The total VAP Amount to be credited to each  Participant's
VAP Account shall be determined as of December 31 of each year by adding the VAP amounts for Current and New Projects (as determined under Section 8(a) and 8(b)) to the VAP Amounts for the Acquisition of New Projects (as determined under Section 8(c)).

         (e) Committee Discretion

             Notwithstanding the provisions of this Plan, the Committee, in its sole discretion, may make equitable adjustments by increasing or decreasing the VAP


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THE NORTH AMERICAN COAL CORPORATION
VALUE APPRECIATION PLAN

Amount to be credited to a Participant's VAP Account or may approve an Award where one otherwise would not be made.

9.       AMENDMENT AND TERMINATION
         -------------------------

         The Committee or Board of Directors of the Company may alter, amend or terminate this Plan from time to time; provided, however, that no modification or amendment of this Plan shall, without the consent of a Participant, affect the Participant's rights in an outstanding Award under this Plan; and further provided, however, that upon a termination of this Plan, all outstanding Awards shall vest 100 percent immediately thereupon, and shall be paid in accordance with Section 5.2.

10.      GENERAL PROVISIONS
         ------------------

         Neither the adoption or operation of this Plan, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any employee any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor to the same extent as the Company or a Subsidiary might have done if this Plan had not been adopted.

         The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Texas.

         No trust has been created by the Company or any Subsidiary for the payment of VAP Amounts granted under this Plan; nor have the Participants been granted any lien on any assets of the Company or any Subsidiary to secure payment of such benefits.


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THE NORTH AMERICAN COAL CORPORATION
VALUE APPRECIATION PLAN

This Plan represents only an unfunded, unsecured promise to pay by the Company, and the Participants hereunder are unsecured creditors of the Company.

         Headings are given to the sections of the Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provisions thereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include with its meaning the plural, and vise versa.

11.      EFFECTIVE DATE
         --------------

         The effective date of this Plan is as of January 1, 2000.



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THE NORTH AMERICAN COAL CORPORATION
VALUE APPRECIATION PLAN


                                    EXHIBIT 1

                                       TO

                       THE NORTH ANERICAN COAL CORPORATION

                             VALUE APPRECIATION PLAN
                             -----------------------


                           VAP RATIO       VAP MULTIPLIER
                           ---------       --------------


                              INTENTIONALLY OMITTED





















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